UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INDUSTRIAL INCOME TRUST INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On September 17, 2015, in connection with the definitive proxy statement (the “Proxy Statement”) to solicit proxies to approve the previously announced merger among Industrial Income Trust Inc. (the “Company”), Western Logistics LLC and Western Logistics II LLC, the Company prepared the following e-mail to all financial advisors with clients invested in the Company at the time of the mailing of the Proxy Statement.

Subject: Industrial Income Trust Files Merger Proxy – Reminder

As we communicated earlier, on September 4, 2015, Industrial Income Trust (IIT) filed a proxy for stockholders to approve IIT’s previously announced merger pursuant to which it will be acquired by an affiliate of Global Logistic Properties Limited. Stockholders are also being asked to approve other proposals, including a proposal to amend IIT’s Charter in order to facilitate transactions in connection with the merger. If stockholders do not approve the merger and the amendment to IIT’s Charter, IIT will not be able to complete the merger. The board of directors of IIT has unanimously approved the merger and the amendment to IIT’s Charter, and is recommending that its stockholders vote in favor of the merger.

The stockholder proxy mailing began on September 10, 2015, and stockholders should now have their proxy statements in hand. IIT stockholders who have not yet voted will start to be called by IIT’s proxy solicitor, Broadridge, in the coming days. In order for IIT to keep its proxy solicitation costs low – and for your clients who are IIT stockholders to avoid a phone call from IIT’s proxy solicitor – please encourage your clients to vote as soon as possible using the voting materials provided in their proxy mailing package. IIT stockholders can vote via mail, the Internet or by phone.

To make it easy for you to encourage your clients who are IIT stockholders to vote, you can use the below text to email them:

Dear Industrial Income Trust (IIT) Stockholder:

The IIT stockholder proxy mailing to approve IIT’s previously announced merger pursuant to which it will be acquired by an affiliate of Global Logistic Properties Limited and a related amendment to IIT’s Charter began on September 10, 2015. The board of directors of IIT has unanimously approved the merger and the amendment to IIT’s Charter, and is recommending that its stockholders vote in favor of the merger and the amendment to IIT’s Charter.

Please vote using the voting materials provided in your proxy mailing package. You can vote following the instructions in your proxy package by:

1.	Mail
2.	The Internet at www.proxyvote.com, or
3.	Calling the toll-free phone number on your proxy card

Please have the control number located on your proxy card available when voting via the Internet or toll-free phone number.

If you have Internet access, a vote via the Internet is encouraged, since this method of voting is quick, convenient and cost-efficient. When you vote via the Internet or by telephone prior to the October 21, 2015 special meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted.

For broker/dealer use only — not for public distribution. Industrial Income Trust’s offering ceased as of July 18, 2013.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, IIT has filed with the Securities and Exchange Commission (the “SEC”) and mailed or otherwise provided to its stockholders a proxy statement and other relevant materials, and will hold a special meeting of its stockholders to obtain the requisite stockholder approval. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, IIT’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The proxy statement and other relevant materials containing information about the proposed transactions, and any other documents filed by IIT with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov and IIT’s website at www.industrialincome.com. In addition, stockholders may obtain free copies of the proxy statement and other documents filed by IIT with the SEC by directing a written request to the following address: Industrial Income Trust Inc., Attention: Eric Paul, 518 17th Street, Denver, CO 80202.

IIT and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of IIT in connection with the merger. Information about those executive officers and directors of IIT and their ownership of common stock is set forth in the proxy statement for IIT’s 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 17, 2015. Stockholders may obtain additional information regarding the direct and indirect interests of IIT and its executive officers and directors in the merger by reading the proxy statement regarding the merger.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform of 1995. These forward-looking statements generally can be identified by use of statements that include words such as “intend,” “plan,” “may,” “should,” “could,” “will,” “project,” “estimate,” “anticipate,” “believe,” “expect,” “continue,” “potential,” “opportunity” and similar expressions. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of IIT to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors may include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the failure of IIT to obtain the requisite vote of stockholders required to consummate the proposed merger or the failure to satisfy the other closing conditions to the merger or any of the other transactions contemplated by the merger agreement; (iii) risks related to disruption of management’s attention from IIT’s ongoing business operations due to the transaction; (iv) the effect of the announcement of the merger on the ability of IIT to retain key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally; (v) the ability of third parties to fulfill their obligations relating to the proposed transaction, including providing financing under current financial market conditions; (vi) the actual distributions to be received by stockholders from the Liquidating Entity, if any, the timing of such distributions and the market prices for the Excluded Properties at the time of any sales by the Liquidating Entity, including costs related thereto; (vii) the outcome of any legal proceedings that may be instituted against IIT and others related to the merger agreement; (viii) the ability of IIT to implement its operating strategy; (ix) IIT’s ability to manage planned growth; (x) changes in economic cycles; and (xi) competition within the real estate industry.

In addition, these forward-looking statements reflect IIT’s views as of the date on which such statements were made. IIT anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing IIT’s views as of any date subsequent to the date hereof. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by IIT or any other person that the results or conditions described in such statements or the objectives and plans of IIT will be achieved. Additional factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in IIT’s SEC reports, including, but not limited to, the “Risk Factors” section of IIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on February 27, 2015, the “Risk Factors” section of IIT’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2015, which was filed with the SEC on May 13, 2015 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. IIT expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

IIT-BD-PEM2-SEP15